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DATED                              28th January                            1986
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                          CITYCROWN ENGINEERING LIMITED

                                     - and -

                                 INTEST LIMITED











                                   ASSIGNMENT

                                     - of -

                                 5B Lupton Road,
                                     Thame,
                                  Oxfordshire.









                             A.H. DUNCOMBE & COMPANY
                                      Thame

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DATE:                              28th January                            1986

1.       In this Assignment

         1.1 the Assignor is CITYCROWN ENGINEERING LIMITED whose registered office is at 16 Kempson Close Aylesbury Buckinghamshire;

         1.2 the Assignee is INTEST LIMITED whose registered office is at 180 Fleet Street, London ENA 2NT;

         1.3 the Lease is a lease dated 2nd December, 1977 between Alan Breck Robertson and Mavis Robertson, the Assignor and Malcolm James McLean;

         1.4 the Property is 5B Lupton Road, Thame, Oxfordshire more fully described in and demised by the Lease.

2. The Assignor as beneficial owner assigns the Property to the Assignee for the residue of the term of the Lease subject to the rent reserved by and the covenants and conditions contained in the Lease.

3. The covenants implied in this deed by virtue of the Assignor assigning as beneficial owner shall not extend to the breach of any covenant of the Lease in respect of the actual state and condition of the Property at today's date.

4. The Assignee covenants with the Assignor by way of indemnity only to pay the rent reserved by and to perform and observe the tenant's covenants contained in the Lease and to indemnify the Assignor against any liability resulting from the non-payment of the rent or the breach or non-observance of the tenant's covenants.

                                       -1-

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5.       It is hereby certified that the transaction hereby effected does not form part of a larger transaction or of a series of transactions for which the consideration or aggregate consideration exceeds (pound)30,000.00.


THE COMMON SEAL OF CITYCROWN     )
ENGINEERING LIMITED              )                         [Seal]
attested by                      )






                                                Director           /s/ Director




                                                Secretary         /s/ Secretary




THE COMMON SEAL OF INTEST        )
LIMITED attested by              )                         [Seal]







                                     Director           /s/ Hugh T. Regan





                                     Secretary         /s/ Patricia L. Hazleton


                                       -2-